OPPENHEIMER GLOBAL SECURITIES FUND/VA
                                      Class 2 Share Certificate (8-1/2" x 11")


I.       FACE OF CERTIFICATE (All text and other matter lies within
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) CLASS 2 SHARES

                           (centered
                           below boxes)     Oppenheimer Variable Account
Funds                            A
MASSACHUSETTS BUSINESS TRUST

                           SERIES: OPPENHEIMER GLOBAL SECURITIES FUND/VA

(at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR

CERTAIN DEFINITIONS


(box with number)

CUSIP

         (at left)             is the owner of

         (centered)        FULLY PAID CLASS 2 SHARES OF BENEFICIAL
INTEREST OF


                                    OPPENHEIMER GLOBAL SECURITIES FUND/VA
                  a series of OPPENHEIMER  VARIABLE  ACCOUNT FUNDS
(hereinafter  called the "Fund"),  transferable
                  only on the books of the Fund by the  holder  hereof in
person or by duly  authorized  attorney,
                  upon  surrender  of  this  certificate  properly
endorsed.   This  certificate  and  the  shares
                  represented  hereby  are  issued  and  shall  be held
subject  to all of the  provisions  of the
                  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof  assents.  This
                  certificate is not valid until countersigned by the
Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (signature                     Dated:       (signature
                  at left of seal)                            at right of
seal)

         /s/ Brian W. Wixted                                  /s/ Bridget A.
Macaskill
         _______________________                     ___________________

TREASURER
PRESIDENT


                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend


                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                        SEAL
                                                        1984
                                            COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                                Countersigned
                                                     OPPENHEIMERFUNDS
SERVICES (A DIVISON
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)
Transfer Agent

                                            By ____________________________
                                                     Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian _______________

(Cust)                     (Minor)

                                                     UNDER UGMA/UTMA
________________

(State)


Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto








PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



_________________________________________________________________  (Please
print  or  type  name  and  address  of
assignee)

______________________________________________________

__________________________________________________________  Class 2 Shares of
the beneficial  interest  represented
by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed:
__________________________


___________________________________
                                            (Both must sign if joint tenancy)

                                    Signature(s) __________________________
                                    guaranteed                Name of Firm or
Bank
                                    by:
_____________________________
                                                              Signature of
Officer

(text printed              NOTICE: The signature(s) to this assignment
vertically to right      must    correspond
with the name(s) as
of above paragraph)        written upon the face of the certificate
                                    in every particular without alteration or
enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a U.S.
box to left of                      commercial bank or trust company,
signature(s)                        a Federally-chartered savings and loan
                                            association, a foreign bank
having a U.S.
                                            firm of a national securities
exchange.